UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                            ------------------

                                 FORM 8-K
                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                             November 28, 2011

                            ------------------

                         WERNER ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)


     NEBRASKA                       0-14690                      47-0648386
(State or other jurisdiction of  (Commission File             (IRS Employer
incorporation)                       Number)            Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA                                                       68145
(Address of principal                                            (Zip Code)
executive offices)

    Registrant's telephone number, including area code:  (402) 895-6640


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)  Compensatory Arrangements of Certain Officers.
     ---------------------------------------------

On November 28, 2011, the Compensation Committee (the "Committee") of the Board of Directors of the registrant approved the following performance-based compensation awards, in the form of annual cash bonuses, and long-term incentive compensation awards, in the form of restricted stock, to the registrant's principal executive officer, principal financial officer and other named executive officers:


                                                        CASH    RESTRICTED
NAME                             TITLE                 BONUS      STOCK
----                             -----                 -----      -----

Clarence L. Werner         Chairman Emeritus             $0         0

Gary L. Werner                  Chairman              $300,000    30,000

Gregory L. Werner  Vice Chairman and Chief Executive  $350,000    30,000
                                Officer

Derek J. Leathers    President and Chief Operating    $320,000      0
                                Officer

John J. Steele         Executive Vice President,      $130,000    6,000
                     Treasurer and Chief Financial
                                Officer


The annual cash bonuses were awarded under the registrant's discretionary annual cash bonus program and will be paid on or about December 5, 2011. Such performance-based compensation awards are determined at the sole discretion of the Committee.

The restricted stock was awarded in accordance with the Werner Enterprises, Inc. Equity Plan (the "Equity Plan") and is subject to service-based vesting provisions under the Equity Plan and Restricted Stock Award Agreement. The restricted shares will vest annually in five increments of 20% each, beginning one year after the grant date. The awards will become fully vested on November 28, 2016. Such long-term incentive compensation awards are determined at the sole discretion of the Committee. (The Equity Plan comprised Exhibit 99.1 to the registrant's Current Report on Form 8-K dated May 8, 2007, and the form of Restricted Stock Award Agreement comprised Exhibit 10.1 to the registrant's Current Report on Form 8-K dated December 1, 2009. Each exhibit and report was filed with the U.S. Securities and Exchange Commission.)

The Committee also approved a $10,000 increase to Mr. Steele's base salary. Effective December 30, 2011, Mr. Steele's base salary will be $235,000 per year.



                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.


Date:      December 1, 2011             By:  /s/ John J. Steele
         --------------------                ------------------------------
                                             John J. Steele
                                             Executive Vice President,
                                              Treasurer and Chief
                                              Financial Officer


Date:      December 1, 2011             By:  /s/ James L. Johnson
         --------------------                ------------------------------
                                             James L. Johnson
                                             Executive Vice President,
                                              Chief Accounting Officer and
                                              Corporate Secretary